Exhibit 10.2

Execution Version

Amendment and Joinder Agreement to

Exchange Agreement

Amendment and Joinder Agreement, dated as of August 5, 2014 (this “Amendment and Joinder Agreement”) among KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR Holdings L.P., KKR & Co. L.P., KKR Group Holdings L.P., KKR Subsidiary Partnership L.P., and KKR Group Limited (collectively, the “Existing Parties”), and KKR International Holdings L.P., a Cayman Islands limited partnership (“KKR International Holdings”), to the Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the original Exchange Agreement among KKR Management Holdings L.P., KKR Fund Holdings L.P., KKR Holdings L.P. and KKR & Co. L.P. was executed as of July 14, 2010 in order to provide the parties with certain rights and obligations with respect to the exchange of certain Group Partnership Units for Common Units by certain persons;

WHEREAS, the Existing Parties heretofore executed and delivered an Amended and Restated Exchange Agreement, dated as of November 2, 2010 (the “Agreement”);

WHEREAS, KKR Group Holdings L.P. has designated KKR International Holdings as a Group Partnership under the Agreement, and KKR Group Holdings L.P. is the General Partner of KKR International Holdings (such General Partner and any successor General Partner of KKR International Holdings that may replace KKR Group Holdings L.P., “Group Partnership III General Partner”);

WHEREAS, each of the Existing Parties and KKR International Holdings desires that KKR International Holdings becomes a party to the Agreement as a Group Partnership;

WHEREAS, in connection with the designation of KKR International Holdings as a Group Partnership, the parties hereto desire to amend and make related changes to the Agreement; and

WHEREAS, the right to exchange Group Partnership Units set forth in Section 2.1(a) of the Agreement, once exercised, represents a several, and not a joint and several, obligation of the Group Partnerships (on a pro rata basis), and no Group Partnership shall have any obligation or right to acquire Group Partnership Units issued by another Group Partnership.

Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Amendment to Section 2.1 of the Agreement.

(a)   Section 2.1(a)(i)(x) of the Agreement is hereby amended and replaced in its entirety to read as follows:

“(x) the delivery on a pro rata basis (determined by reference to the relative fair market values of the Group Partnership I Units, Group Partnership II Units and Group Partnership III Units) by the Group Partnerships of a number of Common Units (acquired from the Issuer) equal to the number of Group Partnership Units surrendered multiplied by the Exchange Rate or”

(b)   The second sentence of Section 2.1(a)(i) of the Agreement is hereby amended and replaced in its entirety to read as follows:

“Simultaneous with any such Exchange pursuant to clause (x) above, Group Partnership I Units shall be issued to Group Partnership Holdco, Group Partnership II Units shall be issued to Subsidiary Partnership and Group Partnership III Units shall be issued to Group Partnership III General Partner in an amount equal to the number of Group Partnership I Units, Group Partnership II Units or Group Partnership III Units surrendered to each such Group Partnership.”

(c)   The first sentence of Section 2.1(a)(ii) of the Agreement is hereby amended and replaced in its entirety to read as follows:

“For purposes of making a Charitable Exchange or a Non-U.S. Exchange, a KKR Holdings Affiliated Person may surrender Group Partnership Units (other than Group Partnership III Units, which shall be surrendered to Group Partnership III General Partner) to the Issuer in exchange for the delivery of a number of Common Units equal to the Issuer’s pro rata portion (determined by reference to the relative fair market values of the Group Partnership I Units surrendered to the Issuer, the Group Partnership II Units surrendered to the Issuer and the Group Partnership III Units surrendered to Group Partnership III General Partner) of the number of Group Partnership Units surrendered to the Issuer and Group Partnership III General Partner multiplied by the Exchange Rate, provided , however, the Issuer may instead require that the Group Partnership I Units the KKR Holdings Affiliated Person intends to surrender be owned by one or more Corporate Holdcos prior to surrender, in which case the number of Common Units delivered pursuant to the Exchange will be equal to the total Group Partnership Units that are surrendered, taking into account those owned by the Corporate Holdcos whose interests are surrendered, multiplied by the Exchange Rate.”

(d)   Section 2.1(c) of the Agreement is hereby amended by deleting the word “and” and replacing the same with a comma.

(e)   Section 2.1(c) of the Agreement is hereby amended by inserting the phrase “and Group Partnership III General Partner (with respect to Group Partnership III Units),” before

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the word “shall”.

2.             Amendment to Section 3.10 of the Agreement.  Section 3.10 of the Agreement is hereby amended by:

(a)  deleting the word “either” and replacing the same with “a particular”;

(b) inserting the phrase “and, in the case of Group Partnership III, as a taxable sale of Group III Partnership Units by KKR Holdings or a KKR Holdings Affiliated Person to Group Partnership III General Partner” after the words “Subsidiary Partnership” in the second sentence of Section 3.10; and

(c)   replacing the third sentence of Section 3.10 in its entirety to read as follows:

“The parties shall report any Charitable Exchange or Non-U.S. Exchange consummated pursuant to Section 2.1(a)(ii) hereof as (i) a contribution of Group Partnership I Units (or Corporate Holdco interests), and Group Partnership II Units to the Issuer described in Section 721(a) of the Code, followed by a tax free contribution of such Group Partnership I Units (or Corporate Holdco interests) to the appropriate Group Partnership Holdco pursuant to Section 351 of the Code and (ii) a taxable sale of Group Partnership III Units to Group Partnership III General Partner, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority.”

3.             Amendments to Exhibits A, B and C to the Agreement.  Exhibits A, B and C to the Agreement shall be amended to reflect the effects of this Amendment and Joinder Agreement.

4.             Joinder.  KKR International Holdings acknowledges that it has received and reviewed a copy of the Agreement and all other documents it deems fit to enter into this Amendment and Joinder Agreement, and acknowledges and agrees to (i) join and become a party to the Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements attributable to a Group Partnership in the Agreement as if made by, and with respect to, a Group Partnership; and (iii) perform all obligations and duties required of a Group Partnership and be entitled to all rights and privileges of a Group Partnership pursuant to the Agreement.

5.             Tax Treatment. To the extent the Agreement imposes obligations upon KKR International Holdings or the Group Partnership III General Partner, the Agreement shall be treated as part of the partnership agreement of KKR International Holdings as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations.

6.             Governing Law.  This Amendment and Joinder Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

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7.             Miscellaneous.  Sections 3.1, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, and 3.9 of the Agreement shall apply to this Amendment and Joinder Agreement, mutatis mutandis.

[Signature pages follow]

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IN WITNESS WHEREOF, this Amendment and Joinder Agreement has been duly executed and delivered by the undersigned as of the date first above written.

KKR INTERNATIONAL HOLDINGS L.P.

By:	KKR Fund Holdings GP Limited,
its general partner

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Director

And

By:	KKR Group Holdings L.P.,
its general partner

By:	KKR Group Limited, the general partner of
KKR Group Holdings L.P.

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Director

KKR MANAGEMENT HOLDINGS L.P.

By:	KKR Management Holdings Corp.,
its general partner

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Chief Financial Officer

[Signature Page to Amendment and Joinder Agreement to Exchange Agreement]

KKR FUND HOLDINGS L.P.

By:	KKR Fund Holdings GP Limited,
its general partner

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Director

And

By:	KKR Group Holdings L.P.,
its general partner

By:	KKR Group Limited, the general partner of
KKR Group Holdings L.P.

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Director

KKR HOLDINGS L.P.

By:	KKR Holdings GP Limited,
its general partner

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Director

KKR & CO. L.P.

By:	KKR Management LLC,
its general partner

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Chief Financial Officer

[Signature Page to Amendment and Joinder Agreement to Exchange Agreement]

KKR GROUP HOLDINGS L.P.

By:	KKR Group Limited,
its general partner

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Director

KKR SUBSIDIARY PARTNERSHIP L.P.

By:	KKR Group Holdings L.P.,
its general partner

By:	KKR Group Limited,
its general partner

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Director

KKR GROUP LIMITED

By:	/s/ William Janetschek
	Name:	William Janetschek
	Title:	Director

[Signature Page to Amendment and Joinder Agreement to Exchange Agreement]